特　許　証

(CERTIFICATE OF PATENT)

特許第４７７８８８８号

(PATENT NUMBER)

発明の名称
(TITLE OF THE INVENTION)

高用量のコンドロイチン硫酸を用いた膀胱炎の処置

特許権者
(PATENTEE)

カナダ・オンタリオ　エヌ５ダブリユー　３ゼツト８・ロンドン・イガートンストリート５４４

国籍　カナダ

ステラー・フアーマシユーチカルズ・インコーポレーテツド

発明者
(INVENTOR)

リール，ピーター・アール

ハーン，サングタツク・サミユエル

出願番号
(APPLICATION NUMBER)

特願２００６－５０１４２４

出願日
(FILING DATE)

平成１６年　２月１８日(February 18, 2004)

登録日
(REGISTRATION DATE)

平成２３年　７月　８日(July 8, 2011)

この発明は、特許するものと確定し、特許原簿に登録されたことを証する。

(THIS IS TO CERTIFY THAT THE PATENT IS REGISTERED ON THE REGISTER OF THE JAPAN PATENT OFFICE.)

平成２３年　７月　８日(July 8, 2011)

特許庁長官
(COMMISSIONER, JAPAN PATENT OFFICE)

岩井良行

特許証送付先
住　所
〒１０７－００５２
東京都港区赤坂一丁目９番１５号日本自転車会館内

氏　名
特許業務法人小田島特許事務所
様

特許権設定登録通知書

特許番号	第４７７８８８８号
登録日	平成２３年　７月　８日
出願番号	特願２００６－５０１４２４
出願日	平成１６年　２月１８日
請求項の数	１２
納付年分	第　３年分まで
受領金額	１４，１００円
受領日	平成２３年　７月　４日

特許料の納付について

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特許庁ホームページ
http://www.jpo.go.jp/indexj.htm

特許料納付期限日

納付年分	納付期限日
第　４年分	平成２６年　７月　８日
第　５年分	平成２７年　７月　８日
第　６年分	平成２８年　７月　８日
第　７年分	平成２９年　７月　８日
第　８年分	平成３０年　７月　８日
第　９年分	平成３１年　７月　８日
第１０年分	平成３２年　７月　８日
第１１年分	平成３３年　７月　８日
第１２年分	平成３４年　７月　８日
第１３年分	平成３５年　７月　８日

（注）納付期限日が行政機関の休日にあたるときは、その日の翌日が期間の末日となります。

問い合わせ先　出願支援課登録室
電話　０３（３５８１）１１０１（代表）
特許担当　内線　２７０８

(TRANSLATION)

CERTIFICATE OF PATENT

Patent No. 4778888

Title of the Invention: Cystitis treatment with high dose chondroitin sulfate

Patentee: Stellar Pharmaceuticals, Inc.

544 Egerton Street, London, Ontario N5W 3Z8, Canada

Nationality: Canada

Inventor(s): RIEHL, Peter, R.
HAHN, Sungtack, Samuel

Application Number: 2006-501424

Filing Date: February 18, 2004

Registration Date: July 8, 2011

This is to certify that the patent is registered on the register of the Japan Patent Office

Registered: July 8, 2011

Yoshiyuki Iwai (Seal)
Commissioner of the
Japanese Patent Office

(Translation)

Letters Patent Sent to:
Mail Code 107-0052
Nippon Jitensha Kaikan,
1-9-15 Akasaka, Minato-ku, Tokyo

Patent Profession Corporation
ODAJIMA PATENT OFFICE

Notice of Registration of Patent Right Creation

Registration No.	4778888
Date registered:	July 8, 2011
Application No.	2006-501424
Date filed:	February 18, 2004
Number of claim:	12
Annuities paid:	up to the third year
Money received:	14,100 yen
Date received:	July 4, 2011

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